UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

iVillage Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25469	13-3845162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue, New York, New York	10018

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 600-6000

Not Applicable

(Former name or former address, if changed since last report)

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Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release issued August 3, 2004 by iVillage Inc.

Item 12.	Results of Operations and Financial Condition.

On August 3, 2004, iVillage issued a press release announcing its financial results for the three and six month periods ended June 30, 2004 and certain other information. A copy of iVillage’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 12.

The information in this Item 12 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVILLAGE INC.
(Registrant)

Date: August 3, 2004	By:	/s/ Steven A. Elkes

Steven A. Elkes
Chief Financial Officer and
Executive Vice President, Operations and Business Affairs

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued August 3, 2004 by iVillage Inc.